SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

September 12, 2016

Date of Report (Date of Earliest Event Reported)

CPSM, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	333-208007	98-0557091
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2951 SE Waaler Street Stuart, FL	34997
(Address of principal executive offices)	(Zip Code)

(722) 236-8494

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 – Completion of Disposition of Assets

On September 12, 2016, the Company completed the sale of the property located at 1055 SW Martin Downs Blvd., Palm City, FL 34990 to Cloudbreak Properties, LLC, as described in the Form 8-K filed July 15, 2016.  The Company received $300,000 as consideration for the sale of this property.

There is no material relationship between the Company and either Cloudbreak Properties, LLC or Luke Walker, its owner.

Item 9.01 – Exhibits

The plan of sale is incorporated by reference to the Form 8-K filed July 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CPSM, Inc.

By:      /s/ Lawrence Calarco

Lawrence Calarco

Chief Executive Officer

Dated:  September 16, 2016

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